Note 18 - Financial Instruments and Financial Risk (Details) - Notional and Fair Value of All Derivative Instruments: (USD $) In Thousands, unless otherwise specified	Oct. 31, 2013		Oct. 31, 2012
Assets
Embedded derivatives(a)	$ 60	[1]	$ 10	[1]
Foreign currency forward contracts under cash flow hedges(b)	84	[2]	195	[2]
Liabilities
Embedded derivatives(a)	1,908	[1]	814	[1]
Foreign currency forward contracts under cash flow hedges(b)	$ 609	[2]	$ 60	[2]

[1]	As of October 31, 2013 and 2012, total notional amounts for the Company's certain supply contracts identified for embedded derivatives were approximately $46 million and $49 million, respectively.
[2]	As of October 31, 2013 and 2012, total notional amounts for the Company's foreign currency forward contracts under cash flow hedges were approximately $25 million and $33 million, respectively.